Exhibit 99.2

1 © 2020 Laureate Education, Inc. First Quarter 2020 Earnings Presentation May 7, 2020

Forward Looking Statements

This presentation includes statements that express Laureate's opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results and therefore are, or may be deemed to be, "forward-looking statements" within the meaning of the federal securities laws, which involve risks and uncertainties. Laureate's actual results may vary significantly from the results anticipated in these forward-looking statements. You can identify forward-looking statements because they contain words such as "believes," "expects," "may," "will," "should," "seeks," "approximately," "intends," "plans," "estimates" or "anticipates" or similar expressions that concern our strategy, plans or intentions. All statements we make relating to (i) guidance (including, but not limited to, total enrollments, revenues, Adjusted EBITDA, Adjusted EBITDA margin, costs, capital expenditures, and Free Cash Flow (ii) our planned divestitures, the expected proceeds generated therefrom and the expected reduction in revenue resulting therefrom, (iii) our exploration of strategic alternatives and potential future plans, strategies or transactions that may be identified, explored or implemented as a result of such review process and (iv) the potential impact of the COVID-19 pandemic on our business or the global economy as a whole are forward-looking statements. In addition, we, through our senior management, from time to time make forward-looking public statements concerning our expected future operations and performance and other developments. All of these forward-looking statements are subject to risks and uncertainties that may change at any time, including, with respect to our exploration of strategic alternatives, risks and uncertainties as to the terms, timing, structure, benefits and costs of any divestiture or separation transaction and whether one will be consummated at all, and the impact of any divestiture or separation transaction on our remaining businesses. Accordingly, our actual results may differ materially from those we expected. We derive most of our forward-looking statements from our operating budgets and forecasts, which are based upon many detailed assumptions. While we believe that our assumptions are reasonable, we caution that it is very difficult to predict the impact of known factors, and, of course, it is impossible for us to anticipate all factors that could affect our actual results. Important factors that could cause actual results to differ materially from our expectations are disclosed in our Annual Report on Form 10-K filed with the SEC on February 27, 2020, our Quarterly Reports on Form 10-Q filed and to be filed with the SEC and other filings made with the SEC. These forward-looking statements speak only as of the time of this release and we do not undertake to publicly update or revise them, whether as a result of new information, future events or otherwise, except as required by law.

In addition, this presentation contains various operating data, including market share and market position, that are based on internal company data and management estimates. While management believes that our internal company research is reliable and the definitions of our markets which are used herein are appropriate, neither such research nor these definitions have been verified by an independent source and there are inherent challenges and limitations involved in compiling data across various geographies and from various sources, including those discussed under "Market and Industry Data" in Laureate's filings with the SEC.

© 2020 Laureate Education, Inc. 2

Presentation of Non-GAAP Measures

In addition to the results provided in accordance with U.S. generally accepted accounting principles (GAAP) throughout this presentation, Laureate provides the non-GAAP measurements of Adjusted EBITDA, Adjusted EBITDA margin and Free Cash Flow. We have included these non-GAAP measurements because they are key measures used by our management and board of directors to understand and evaluate our core operating performance and trends, to prepare and approve our annual budget and to develop short- and long-term operational plans.

Adjusted EBITDA consists of income (loss) from continuing operations, adjusted for the items included in the accompanying reconciliation. The exclusion of certain expenses in calculating Adjusted EBITDA can provide a useful measure for period-to-period comparisons of our core business. Additionally, Adjusted EBITDA is a key input into the formula used by the compensation committee of our board of directors and our Chief Executive Officer in connection with the payment of incentive compensation to our executive officers and other members of our management team. Accordingly, we believe that Adjusted EBITDA and Adjusted EBITDA margin, which is calculated by dividing Adjusted EBITDA by revenues, provide useful information to investors and others in understanding and evaluating our operating results in the same manner as our management and board of directors.

Free Cash Flow consists of operating cash flow minus capital expenditures. Free Cash Flow provides a useful indicator about Laureate's ability to fund its operations and repay its debts.

Laureate's calculations of Adjusted EBITDA, Adjusted EBITDA margin and Free Cash Flow are not necessarily comparable to calculations performed by other companies and reported as similarly titled measures. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. Adjusted EBITDA is reconciled from the GAAP measure in the attached table "Non-GAAP Reconciliation."

We evaluate our results of operations on both an as reported and an organic constant currency basis. The organic constant currency presentation, which is a non-GAAP measure, excludes the impact of fluctuations in foreign currency exchange rates, acquisitions and divestitures, and other items. We believe that providing organic constant currency information provides valuable supplemental information regarding our results of operations, consistent with how we evaluate our performance. We calculate organic constant currency amounts using the change from prior-period average foreign exchange rates to current-period average foreign exchange rates, as applied to local-currency operating results for the current period, and then exclude the impact of acquisitions and divestitures and other items described in the accompanying presentation.

© 2020 Laureate Education, Inc. 3

4 © 2020 Laureate Education, Inc. SUMMARY OVERVIEW Note: Throughout this presentation amounts may not sum to totals due to rounding Amounts presented for enrollments, Revenue and Adjusted EBITDA are for continuing operations only

Summary - Highlights

- ✓ Rapid response to COVID-19 - over 800K students transitioned to Online in 4 weeks
- ✓ Leveraging broad online delivery capabilities for protecting student outcomes
- ✓ Q1 new enrollments down 6% - C1 intake partially impacted in Brazil & Andean
- ✓ Q1 Adj. EBITDA ($17M) below guidance due to FX & shift of Academic Calendar
- ✓ Collections to date in line with expectations - cash preservations actions in place
- ✓ FY Guidance adjusted down to reflect lower total enrollments and unfavorable FX
- ✓ Liquidity at ~$550M - net leverage still below 2x and has room for expansion
- ✓ Strategic review progressing but at a slower pace than expected

COVID-19 had Limited Impact in Q1 but Uncertainty Remains for Rest of 2020

© 2020 Laureate Education, Inc.
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6 © 2020 Laureate Education, Inc. RESPONSE TO COVID - 19

7 © 2020 Laureate Education, Inc. Rapid COVID - 19 Response Decisive Actions Taken in Response to COVID - 19 Pandemic • Protect the health and well - being of our students, faculty & staff – Physical campuses are closed – Staff and faculty are working remotely • Continue to serve our students in a responsible manner – Fully online classes with strong quality assurance tools – Assistance for students; devices and connectivity support • Protect our business – Strong liquidity position but limited forward visibility – Proactive actions taken to preserve and increase access to liquidity

8 © 2020 Laureate Education, Inc. Conversion to Fully Online at Laureate Network Institutions Technology Platform Enabled Rapid Transition to Fully Online All Markets Delivering Classes Online in Less Than a Month 23 - Mar 17 - Mar 11 - Mar 89% 18 - Mar 19 - Mar 30 - Mar 6 - Apr 38% 48% 61% 87% 100% % Completion for Transition to Fully Online Mexico coming online Chile & Brazil coming online Peru & ANZ coming online WHO declares COVID - 19 a pandemic

9 © 2020 Laureate Education, Inc. LAUREATE’S ONLINE ADVANTAGE

10 © 2020 Laureate Education, Inc. Laureate’s Leadership in Digital Teaching and Learning Faculty Preparedness Faculty trained in methods and techniques for optimizing instructional delivery in a digital environment Product Solutions High quality, scalable products ; t housands of digital courses ; integration of AI, adaptive learning, AR/VR technologies Infrastructure Majority of institutions using Bb Learn and Bb Collaborate for asynchronous and synchronous instruction Student Support Robust data analytic tools to review and improve instructional metrics (levels of student engagement , synchronous course delivery quality )

11 © 2020 Laureate Education, Inc. Commitment to Digitally Enabled Classroom Environment 5 Year Goal (in 2015) of 25% of Campus - Based Teaching Hours Online in 2019 28% Achieved by end of 2019 Successful integration of hybridity solutions across the Network: » Leveraging Walden’s technology and expertise % Campus Based Teaching Hours Online 3% 11% 16% 20% 24% 28% 2014 2015 2016 2017 2018 2019 Stable Technology Infrastructure Expertise in Digital Teaching & Learning Delivery of Multiple Online Learning Modalities Faculty Training in Digital Instruction Over the past five years (as part of Laureate’s Hybridity Initiative), network institutions have developed the discipline to efficiently and effectively pivot from face - to - face to digital course delivery to ensure continuity of instruction

12 © 2020 Laureate Education, Inc. Supporting Faculty and Students Additional Faculty Training in Effective Synchronous Course Delivery Regular and Consistent Communication with Faculty and Students Ensuring High Levels of Student Engagement & Supporting Connectivity In response to the COVID - 19 pandemic, all Laureate institutions have implemented effective practices to ensure a high - quality learning experience for students

13 © 2020 Laureate Education, Inc. Q1 2020 PERFORMANCE RESULTS

2020 First Quarter – Financial Summary

($ in millions) (Enrollments in thousands)	Q1 '20 Results	Variance Vs. Q1 '19	Notes
New Enrollment (timing adjusted*)	214K	(10%)	• Sale of UniNorte Brazil in November 2019
New Enrollment – Organic(1) (timing adjusted*)		(6%)	• COVID-19 impacted end of enrollment cycle
Total Enrollment	873K	(5%)	
Total Enrollment – Organic(1)		(2%)	• Stable re-enrollments
Revenue	529K	(12%)	• (7%) impact from FX translation
Revenue – Organic/CC(2)		(4%)	• Timing of semester starts in Andean Region
Adj. EBITDA	($37)	(25%)	• Q1 largely out of session for S. Hemisphere
Adj. EBITDA – Organic/CC(2)		(35%)	• Timing of semester starts in Andean Region
Adj. EBITDA margin	(7.0%)	(206 bps)	• Seasonally low quarter as classes are out of session for much of the quarter
Adj. EBITDA margin – Organic/CC(2)		(196 bps)	

* Q1 new enrollment shown pro-forma to include UPN-Peru semester start (~20K NE); due to COVID-19 semester start date pushed to April 6th

First Quarter Primarily Impacted Academic Calendar Shifts & Unfavorable FX

(1) Organic results exclude period-over-period impacts from acquisitions and divestitures
(2) Organic Constant Currency (CC) Operations excludes the period-over-period impact from currency fluctuations, acquisitions and divestitures, and other items. Other items include the impact of acquisition-related contingent liabilities for taxes other-than-income tax, net of changes in recorded indemnification assets.

© 2020 Laureate Education, Inc.
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15 © 2020 Laureate Education, Inc. 2020 First Quarter – Summary Results vs Guidance Q1 Adj. EBITDA ($17M) Below Guidance due to FX & Shift of Academic Calendar (USD millions, except enrollments in thousands) Revenues Adj. EBITDA Q1 2020 Guidance (mid - point) @ Spot FX $565 ($20) Academic Calendar Timing * ($7) ($7) FX Impact ($16) ($7) Operations incl. COVID - 19 Impact ($13) ($3) Q1 2020 Results (Reported) $529 ($37) * Classes at UPN Peru started two weeks later than originally planned due to time to transition to online due to COVID - 19

16 © 2020 Laureate Education, Inc. Week Of 2/24 3/2 3/9 3/16 3/23 3/30 4/6 4/13 UNAB UDLA AIEP UVM UPC UPN Cibertec Academic Calendar Timing Impacts - Andean Region Changes in Academic Calendar in Andean Segment impacting YoY Comparability 2019 semester start date 2020 semester start date Shift due to COVID - 19 2020 semester start date (COVID - 19)

17 © 2020 Laureate Education, Inc. New Enrollment (NE) Total Enrollment (TE) Notes (Enrollments in thousands) Q1 ’20 Organic Vs. Q1 ’ 19 Timing Adj.* Organic Vs. Q1 ’ 19 Q1 ‘20 Organic Vs. Q1 ’ 19 Brazil 80 (9%) (9%) 268 (1%) • COVID - 19 impacted enrollment • NE Growth DL: (26%), F2F: (4%) • TE Growth DL: 14%, F2F: (4%) Mexico 28 (1%) (1%) 194 (1%) • The large intake cycle for Mexico occurs in second half of the year Andean 70 (29%) (8%) 335 (3%) • COVID - 19 impacted enrollment cycle Rest of World 7 44% 44% 19 25% • Scaling of Australia Online & Partnerships 8 2% 2% 57 (6%) • Decline in TE driven by teach out of international partnerships • Walden Domestic: NE up 2%; TE essentially flat Laureate Total 194 (15%) (6%) 873 (2%) 2020 First Quarter – Enrollment Dynamics by Segment Total Enrollments Only - 2% Down Due to Strong Re - Enrollment * Q1 new enrollment shown pro - forma to include UPN - Peru semester start (~20K NE); due to COVID - 19 semester start date pushed to April 6th

18 © 2020 Laureate Education, Inc. Revenue Adj. EBITDA Notes ($ millions) Q1 ‘20 Organic/CC Vs. Q1 ’ 19 (1) Q1 ‘20 Organic/CC Vs. Q1 ’ 19 (1) Brazil 84 (1%) (19) 33% • Cost actions taken in 2019 Mexico 154 2% 23 10% • Led by UNITEC Andean 90 (27%) (62) (107%) • Excluding timing impact variances, Revenue broadly flat y - o - y Rest of World 44 44% 5 n.m. • Driven by enrollment growth Online & Partnerships 157 (3%) 43 (11%) • Increased marketing and product investments for growth Corp. & Elimin. 1 n.m. (27) 26% • Improved cost efficiencies Laureate Total 529 (4%) (37) (35%) • Excluding timing impact, both Revenue and Adj. EBITDA slightly ahead of prior year (1) Organic Constant Currency (CC) Operations excludes the period - over - period impact from currency fluctuations, acquisitions and di vestitures, and other items. Other items include the impact of acquisition - related contingent liabilities for taxes other - than - income tax, net of changes in recorded indemnifica tion assets. Q1 Financial Performance Mostly Impacted by FX & Shift of Academic Calendar 2020 First Quarter – Revenue, EBITDA Dynamics by Segment

19 © 2020 Laureate Education, Inc. Aggressive Expense Management To Preserve Liquidity Cash & Equivalents Snapshot Liquidity Preservation Actions • $547M Liquidity by end of Q1 ‘20 • Cash preservations actions in place x $100M+ operating cost reduction x CapEx (non - essential) frozen until visibility improves • Net leverage is < 2.0x & has room to expand Dec ’19 Mar ’20 $ 547 $ 340 Strong Liquidity Position – Actions in Place to Preserve Cash

20 © 2020 Laureate Education, Inc. 2020 OUTLOOK

2020 Full Year Guidance - Update

(USD millions, except enrollments in thousands)	Total Enrollment	Revenues	Adj. EBITDA	Free Cash Flow (3)	Comments
Prior Guidance (mid-point)	**910K**	**$3,150**	**$678**	**$230**	**Prior to COVID-19**
FX Impact (1)	-	($250)	($55)	($28)	Current spot FX; significant weakening
Operational / COVID-19 Impact	(80K)	($225) - ($125)	($78) - ($48)	($42) - ($22)	Lower enrollment base
Revised Guidance (1)(2) (Scenario #1)	**830K**	**$2,675 - $2,775**	**$545 - $575**	**$160 - $180**	**Gradual reopening of campuses in H2 '20**
COVID-19 Resurgence / Recession Impact in H2	(50K)	($100)	($60)	($60)	Limited forward visibility if COVID-19 persists
Outlook Assuming COVID-19 Resurgence (1)(2) (Scenario #2)	**780K**	**$2,575 - $2,675**	**$485 - $515**	**$100 - $120**	**COVID-19 continues to erode economic conditions, campuses remain closed**

Full Year Guidance Impacted by FX & COVID-19
Duration of Pandemic Will Determine Extent of Impact

(1) Based on actual FX rates for January - April 2020, and current spot FX rates (local currency per US dollar) of MXN 24.83, BRL 5.64, CLP 855.00, PEN 3.39 and AUD 1.54 for May - December 2020. FX impact may change based on fluctuations in currency rates in future periods.
(2) Based on expected mid-point estimate.
(3) Free Cash Flow defined as operating cash flow less capital expenditures

Note: An outlook for 2020 net income and reconciliation of the forward-looking 2020 Adjusted EBITDA outlook to forward-looking net income are not being provided as the company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such outlook and reconciliation.

© 2020 Laureate Education, Inc.
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22 © 2020 Laureate Education, Inc. Q2 2020 Guidance - Details (1) Based on actual FX rates for April 2020, and current spot FX rates (local currency per US dollar) of MXN 24.83, BRL 5.64, CLP 85 5.00, PEN 3.39 and AUD 1.54 for May - June 2020. FX impact may change based on fluctuations in currency rates in future periods. (USD millions) Revenues Adjusted EBITDA Q2 2019 Results $992 $299 Excluding UniNorte (sold in 2019) ($12) ($3) Q2 2019 Results Excluding UniNorte $980 $296 Operational Changes including COVID - 19 ($80) – ($40) ($41) – ($21) Growth % (8%) – (4%) (14%) – (7%) Q2 2020 FXN Guidance $900 - $940 $255 - $275 FX Impact (spot FX) (1) ($140) ($45) Q2 2020 Guidance (@ spot FX) (1) $760 - $800 $210 - $230 Higher Visibility into Q2 Given Completion of Cycle One Intake Note: An outlook for 2020 net income and reconciliation of the forward - looking 2020 Adjusted EBITDA outlook to forward - looking n et income are not being provided as the company does not currently have sufficient data to accurately estimate the variables and individual adjustments for su ch outlook and reconciliation.

23 © 2020 Laureate Education, Inc. APPENDIX

24 © 2020 Laureate Education, Inc. Q1 ’20 B / (W) Vs. Q1 ’19 Notes ($ in millions) Reported $ % Adjusted EBITDA (37) (7) (25%) • Academic calendar timing Depreciation & Amort. (44) 3 6% Interest Expense, net (33) 18 35% • Lower debt balances Other 4 29 n.m. • Loss on debt extinguishment in Q1 ’19 & FX Income Tax 235 199 n.m. • Discrete tax benefit Income/(Loss) From Continuing Operations 124 241 n.m. Discontinued Operations (Net of Tax) (4) (67) n.m. • Business units sold in 2019 impacting y - o - y comparability Net Gain/(Loss) on Sale of Disc. Ops. (22) (270) n.m. • Sale of St. Augustine & Thailand in Q1 ‘19 Net Income / (Loss) 98 (96) n.m. 2020 First Quarter – Net Income Reconciliation Continued Improvement in Income From Continuing Operations

25 © 2020 Laureate Education, Inc. • Q1 and Q3 are peak intake quarters, but seasonally weak earnings quarters as institutions are largely out of session during the summer season – Q1 represents the large intake for our Southern Hemisphere institutions (Brazil, Andean & Rest of World) – Q3 represents the large intake for our Northern Hemisphere institutions (Mexico and Online & Partnerships) Seasonality: Main Enrollment Intakes

26 © 2020 Laureate Education, Inc. • Large intake cycles at end of Q1 (Southern Hemisphere) and end of Q3 (Northern Hemisphere) drive seasonality of earnings (Q2 and Q4 are our strongest earnings quarters) Revenue Seasonality Adj. EBITDA Seasonality New Enrollments Seasonality Factors Affecting Seasonality Intake cycles – Q1 Southern Hemisphere – Q3 Northern Hemisphere Academic calendar FX trends Intra - Year Seasonality Trends 18% 29% 25% 28% 18% 30% 24% 28% 19% 31% 24% 27% 18% 31% 24% 27% Q1 Q2 Q3 Q4 2016 2017 2018 2019 - 3% 43% 24% 35% - 5% 44% 18% 42% - 5% 52% 21% 32% - 4% 46% 21% 38% Q1 Q2 Q3 Q4 2016 2017 2018 2019 50% 11% 35% 4% 48% 13% 35% 4% 50% 10% 35% 5% 49% 12% 33% 7% Q1 Q2 Q3 Q4 2016 2017 2018 2019

27 © 2020 Laureate Education, Inc. Financial Results & Tables

28 © 2020 Laureate Education, Inc. Financial Tables Note: Dollars in millions, except per share amounts, and may not sum to total due to rounding Consolidated Statements of Operations For the three months ended March 31, IN MILLIONS 2020 2019 Change Revenues $ 528.6 $ 601.1 $ (72.5) Costs and expenses: Direct costs 589.0 639.2 (50.2) General and administrative expenses 52.9 53.9 (1.0) Loss on impairment of assets 3.8 — 3.8 Operating loss (117.1) (92.0) (25.1) Interest income 2.7 3.6 (0.9) Interest expense (36.1) (54.7) 18.6 Loss on debt extinguishment — (10.6) 10.6 Gain on derivatives 0.8 5.2 (4.4) Other (expense) income, net (0.1) 0.4 (0.5) Foreign currency exchange gain (loss), net 35.9 (4.7) 40.6 Gain on sales of subsidiaries, net 2.7 — 2.7 Loss from continuing operations before income taxes and equity in net income of affiliates (111.2) (152.9) 41.7 Income tax benefit 235.1 35.8 199.3 Equity in net income of affiliates, net of tax 0.2 — 0.2 Income (loss) from continuing operations 124.1 (117.1) 241.2 (Loss) income from discontinued operations, net of tax (3.8) 63.3 (67.1) (Loss) gain on sales of discontinued operations, net of tax (22.0) 248.0 (270.0) Net income 98.3 194.3 (96.0) Net loss (income) attributable to noncontrolling interests 1.3 (3.0) 4.3 Net income attributable to Laureate Education, Inc. $ 99.6 $ 191.2 $ (91.6) Accretion of redeemable noncontrolling interests and equity — 0.3 (0.3) Net income available to common stockholders $ 99.6 $ 191.5 $ (91.9) Basic and diluted earnings per share: Basic weighted average shares outstanding 209.8 224.7 (14.9) Diluted weighted average shares outstanding 210.2 224.7 (14.5) Basic and diluted earnings per share $ 0.47 $ 0.85 $ (0.38)

Financial Tables

Revenue and Adjusted EBITDA by segment

IN MILLIONS

For the three months ended March 31,	2020	2019	% Change Reported	% Change Organic Constant Currency[1]	$ Variance Components Total	$ Variance Components Organic Constant Currency	Other	Acq/Div.	FX
Revenues									
Brazil	$ 83.7	$ 110.0	(24)%	(1)%	$ (26.3)	$ (1.0)	$ —	$ (7.4)	$ (17.9)
Mexico	154.2	156.5	(1)%	2%	(2.3)	3.3	—	—	(5.6)
Andean	89.5	138.9	(36)%	(27)%	(49.4)	(36.9)	—	—	(12.5)
Rest of World	43.6	33.4	31%	44%	10.2	14.7	—	—	(4.5)
Online & Partnerships	156.5	161.8	(3)%	(3)%	(5.3)	(5.3)	—	—	—
Corporate & Eliminations	1.1	0.5	nm	nm	0.6	0.6	—	—	—
Total Revenues	$ 528.6	$ 601.1	(12)%	(4)%	$ (72.5)	$ (24.6)	$ —	$ (7.4)	$ (40.5)
Adjusted EBITDA									
Brazil	$ (19.2)	$ (30.7)	37%	33%	$ 11.5	$ 9.3	$ 0.9	$ 2.4	$ (1.1)
Mexico	23.3	25.8	(10)%	10%	(2.5)	2.6	(1.9)	—	(3.2)
Andean	(62.2)	(33.2)	(87)%	(107)%	(29.0)	(35.5)	—	—	6.5
Rest of World	4.8	(3.4)	nm	nm	8.2	9.5	—	—	(1.3)
Online & Partnerships	43.3	48.6	(11)%	(11)%	(5.3)	(5.3)	—	—	—
Corporate & Eliminations	(27.0)	(36.7)	26%	26%	9.7	9.7	—	—	—
Total Adjusted EBITDA	$ (36.9)	$ (29.6)	(25)%	(35)%	$ (7.3)	$ (9.6)	$ (1.0)	$ 2.4	$ 0.9

nm - percentage changes not meaningful

[1] Organic Constant Currency results exclude the period-over-period impact from currency fluctuations, acquisitions and divestitures, and other items. Other items include the impact of acquisition-related contingent liabilities for taxes other-than-income tax, net of changes in recorded indemnification assets. Organic Constant Currency is calculated using the change from prior-period average foreign exchange rates to current-period average foreign exchange rates, as applied to local-currency operating results for the current period. The "Organic Constant Currency" % changes are calculated by dividing the Organic Constant Currency amounts by the 2019 Revenues and Adjusted EBITDA amounts, excluding the impact of the divestitures.

Note: Dollars in millions, and may not sum to total due to rounding

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30 © 2020 Laureate Education, Inc. Financial Tables Note: Dollars in millions, and may not sum to total due to rounding Consolidated Balance Sheets IN MILLIONS March 31, 2020 December 31, 2019 Change Assets Cash and cash equivalents $ 546.7 $ 339.6 $ 207.1 Receivables (current), net 383.0 260.5 122.5 Other current assets 309.9 259.0 50.9 Current assets held for sale 72.4 83.8 (11.4) Property and equipment, net 1,071.0 1,199.2 (128.2) Operating lease right - of - use assets, net 768.7 861.9 (93.2) Goodwill and other intangible assets 2,571.2 2,822.4 (251.2) Other long - term assets 557.8 383.3 174.5 Long - term assets held for sale 216.3 306.0 (89.7) Total assets $ 6,497.1 $ 6,515.6 $ (18.5) Liabilities and stockholders' equity Accounts payable and accrued expenses $ 415.3 $ 516.4 $ (101.1) Deferred revenue and student deposits 505.7 216.8 288.9 Total operating leases, including current portion 796.8 883.9 (87.1) Total long - term debt, including current portion 1,602.9 1,379.1 223.8 Total due to shareholders of acquired companies, including current portion 16.9 21.5 (4.6) Other liabilities 446.1 492.3 (46.2) Current and long - term liabilities held for sale 131.6 189.1 (57.5) Total liabilities 3,915.3 3,699.2 216.1 Redeemable noncontrolling interests and equity 12.0 12.3 (0.3) Total stockholders' equity 2,569.8 2,804.2 (234.4) Total liabilities and stockholders' equity $ 6,497.1 $ 6,515.6 $ (18.5)

31 © 2020 Laureate Education, Inc. Financial Tables Note: Dollars in millions, and may not sum to total due to rounding Consolidated Statements of Cash Flows For the three months ended March 31, IN MILLIONS 2020 2019 Change Cash flows from operating activities Net income $ 98.3 $ 194.3 $ (96.0) Depreciation and amortization 44.2 47.6 (3.4) Loss on impairment of assets 3.8 — 3.8 Loss (gain) on sales of subsidiaries and disposal of property and equipment, net 21.2 (246.8) 268.0 Gain on derivative instruments (0.8) (5.3) 4.5 Payments for settlement of derivative contracts — (8.2) 8.2 Loss on debt extinguishment — 10.6 (10.6) Deferred income taxes (248.7) 8.8 (257.5) Unrealized foreign currency exchange (gain) loss (29.7) 5.5 (35.2) Income tax receivable/payable, net 2.7 (45.0) 47.7 Working capital, excluding tax accounts 41.8 12.2 29.6 Other non - cash adjustments 63.7 71.3 (7.6) Net cash (used in) provided by operating activities (3.5) 45.0 (48.5) Cash flows from investing activities Purchase of property and equipment (24.6) (32.3) 7.7 Expenditures for deferred costs (3.5) (3.5) — Receipts from sales of discontinued operations, net of cash sold, and property and equipment 4.0 331.0 (327.0) Investing other, net 0.1 (1.1) 1.2 Net cash (used in) provided by investing activities (24.0) 294.1 (318.1) Cash flows from financing activities Increase (d ecrease ) in long - term debt, net 273.0 (442.0) 715.0 Payments of deferred purchase price for acquisitions (1.5) (0.4) (1.1) Proceeds from exercise of stock options 26.8 — 26.8 Payments to repurchase common stock (29.2) — (29.2) Payments of debt issuance costs — (5.2) 5.2 Financing other, net (1.1) (2.0) 0.9 Net cash provided by (used in) financing activities 267.9 (449.6) 717.5 Effects of exchange rate changes on Cash and cash equivalents and Restricted cash (33.6) 2.0 (35.6) Change in cash included in current assets held for sale 9.7 (2.8) 12.5 Net change in Cash and cash equivalents and Restricted cash 216.5 (111.3) 327.8 Cash and cash equivalents and Restricted cash at beginning of period 526.6 583.6 (57.0) Cash and cash equivalents and Restricted cash at end of period $ 743.1 $ 472.2 $ 270.9

Financial Tables

Non-GAAP Reconciliation (1 of 3)

The following table reconciles income (loss) from continuing operations to Adjusted EBITDA and Adjusted EBITDA margin:

IN MILLIONS	For the three months ended March 31, 2020		2019		Change	
Income (loss) from continuing operations	$	124.1	$	(117.1)	$	241.2
Plus:						
Equity in net income of affiliates, net of tax		(0.2)		—		(0.2)
Income tax benefit		(235.1)		(35.8)		(199.3)
Loss from continuing operations before income taxes and equity in net income of affiliates		(111.2)		(152.9)		41.7
Plus:						
Gain on sales of subsidiaries, net		(2.7)		—		(2.7)
Foreign currency exchange (gain) loss, net		(35.9)		4.7		(40.6)
Other expense (income), net		0.1		(0.4)		0.5
Gain on derivatives		(0.8)		(5.2)		4.4
Loss on debt extinguishment		—		10.6		(10.6)
Interest expense		36.1		54.7		(18.6)
Interest income		(2.7)		(3.6)		0.9
Operating loss		(117.1)		(92.0)		(25.1)
Plus:						
Depreciation and amortization		44.2		47.2		(3.0)
EBITDA		(72.9)		(44.8)		(28.1)
Plus:						
Share-based compensation expense (2)		2.0		3.0		(1.0)
Loss on impairment of assets (3)		3.8		—		3.8
EiP implementation expenses (4)		30.4		12.3		18.1
Adjusted EBITDA	$	(36.9)	$	(29.6)	$	(7.3)
Revenues	$	528.6	$	601.1	$	(72.5)
Adjusted EBITDA margin		(7.0)%		(4.9)%		-206 bps

(2) Represents non-cash, share-based compensation expense pursuant to the provisions of ASC Topic 718.

(3) Represents non-cash charges related to impairments of long-lived assets.

(4) Excellence-in-Process (EiP) implementation expenses are related to our enterprise-wide initiative to optimize and standardize Laureate's processes, creating vertical integration of procurement, information technology, finance, accounting and human resources. It included the establishment of regional shared services organizations (SSOs) around the world, as well as improvements to the Company's system of internal controls over financial reporting. The EiP initiative also includes other back- and mid-office areas, as well as certain student-facing activities, expenses associated with streamlining the organizational structure and certain non-recurring costs incurred in connection with the planned and completed dispositions. Beginning in the third quarter of 2019, EiP also includes expenses associated with an enterprise-wide program aimed at revenue growth.

Note: Dollars in millions, and may not sum to total due to rounding

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Financial Tables

Non-GAAP Reconciliation (2 of 3)

The following table reconciles income (loss) from continuing operations to Adjusted EBITDA and Adjusted EBITDA margin:

	For the years ended December 31,					
IN MILLIONS		2019		2018		2017
Income (loss) from continuing operations	$	13.7	$	(10.5)	$	16.4
Plus:						
Equity in net income of affiliates, net of tax		(0.2)		—		(0.2)
Income tax expense (benefit)		80.7		131.8		(93.0)
Income (loss) from continuing operations before income taxes and equity in net income of affiliates		94.2		121.2		(76.8)
Plus:						
Loss (gain) on disposal of subsidiaries, net		37.8		(0.3)		10.5
Foreign currency exchange loss (gain), net		27.1		32.6		(3.2)
Other (income) expense, net		(9.2)		(12.2)		1.9
Gain on derivatives		(7.3)		(88.3)		(28.7)
Loss on debt extinguishment		28.3		7.5		8.4
Interest expense		167.3		235.2		334.9
Interest income		(12.2)		(11.9)		(11.9)
Operating income		326.0		283.9		235.2
Plus:						
Depreciation and amortization		192.2		210.8		201.1
EBITDA		518.2		494.7		436.3
Plus:						
Share-based compensation expense (5)		12.7		9.7		61.9
Loss on impairment of assets (6)		0.5		10.1		7.1
EiP implementation expenses (7)		115.1		95.8		100.2
Adjusted EBITDA	$	646.6	$	610.3	$	605.4
Revenues	$	3,250.3	$	3,290.2	$	3,333.1
Adjusted EBITDA margin		19.9 %		18.5 %		18.2 %

(5) Represents non-cash, share-based compensation expense pursuant to the provisions of ASC Topic 718.

(6) Represents non-cash charges related to impairments of long-lived assets.

(7) Excellence-in-Process (EiP) implementation expenses are related to our enterprise-wide initiative to optimize and standardize Laureate's processes, creating vertical integration of procurement, information technology, finance, accounting and human resources. It included the establishment of regional shared services organizations (SSOs) around the world, as well as improvements to the Company's system of internal controls over financial reporting. The EiP initiative also includes other back- and mid-office areas, as well as certain student-facing activities, expenses associated with streamlining the organizational structure and certain non-recurring costs incurred in connection with the planned and completed dispositions. Beginning in the third quarter of 2019, EiP also includes expenses associated with an enterprise-wide program aimed at revenue growth.

Note: Dollars in millions, and may not sum to total due to rounding

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33

34 © 2020 Laureate Education, Inc. Financial Tables Note: Dollars in millions, and may not sum to total due to rounding Non - GAAP Reconciliation (3 of 3) The following table reconciles operating cash flow to Free Cash Flow for the three months ended March 31 , 2020 and 2019 : IN MILLIONS 2020 2019 Change Net cash (used in) provided by operating activities $ (3.5) $ 45.0 $ (48.5) Capital expenditures: Purchase of property and equipment (24.6) (32.3) 7.7 Expenditures for deferred costs (3.5) (3.5) — Free Cash Flow $ (31.6) $ 9.2 $ (40.8)

35 © 2020 Laureate Education, Inc.